UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 7, 2014
Date of Report (Date of Earliest Event Reported)

SEARS HOLDINGS CORPORATION

 (Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51217	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois 60179
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (847) 286-2500

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 7, 2014, the Registrant issued a press release announcing the filing of a preliminary short form prospectus and Form F-10 registration statement relating to the previously announced rights offering of up to 40,000,000 common shares of Sears Canada Inc.  The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit 99.1                      Press Release, dated October 7, 2014

Private Securities Litigation Reform Act of 1995 –
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the rights offering, and certain terms and expectations regarding the rights offering.  The Registrant cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, risks and uncertainties relating to the rights offering, and the timing and certainty of the completion of the transaction.  Additional information concerning other factors is contained in the Registrant’s annual report on Form 10-K for the fiscal year ended February 1, 2014 and subsequent filings with the SEC.  The Registrant intends the forward looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: October 7, 2014		/s/ Robert A. Riecker
	By:	Robert A. Riecker
	Its:	Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1                                Press Release, dated October 7, 2014